Exhibit 24(b)

                                 Power of Attorney


       KNOW ALL MEN BY THESE PRESENTS,  that the undersigned Principal Executive

Officer,  Principal  Financial Officer,  Principal Accounting Officer,  officers and/or directors of Tucson Electric Power Company, an Arizona corporation, which corporation proposes  to  file  with  the Securities and Exchange Commission  an

Annual Report  on  Form  10-K  for  the year ended December 31,  2001, under the

Securities Exchange Act of 1934, as amended, does  each for himself  and not for one another, hereby  constitute and appoint Kevin P. Larson, Vincent Nitido, Jr.

and  Karen  G. Kissinger and each of them, his true and lawful attorneys, in his name,  place and stead, to sign his name to said proposed  Annual Report on Form

10-K and any and all amendments thereto,  and to cause the same to be filed with the Securities and Exchange  Commission,  it being intended to grant  and hereby granting to said attorneys, and each of them, full power and authority to do and and perform any act and thing necessary and proper to be done in the premises as fully  and to all intents and purposes as the undersigned could do if personally present;  and each  of  the undersigned for himself hereby ratifies and confirms all  that said attorneys,  or any one of them,  shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has hereunto set their hand  as of the 7th day of March, 2002.



 /s/ James S. Pignatelli                           /s/ Lawrence J. Aldrich
-----------------------------                    -------------------------------
James S. Pignatelli                              Lawrence J. Aldrich, Director
Principal Executive Officer
and Chairman of the Board of
Directors



 /s/ Kevin P. Larson                               /s/ Elizabeth T. Bilby
-----------------------------                     ------------------------------
Kevin P. Larson                                   Elizabeth T. Bilby, Director
Principal Financial Officer




 /s/ Karen G. Kissinger                            /s/ Harold W. Burlingame
-----------------------------                     ------------------------------
Karen G. Kissinger                                Harold W. Burlingame, Director
Principal Accounting Officer



                                                   /s/ John L. Carter
                                                  ------------------------------
                                                  John L. Carter, Director




                                                   /s/ Daniel W.L. Fessler
                                                  ------------------------------
                                                  Daniel W.L. Fessler, Director




                                                   /s/ Kenneth Handy
                                                  ------------------------------
                                                  Kenneth Handy, Director




                                                   /s/ Warren Y. Jobe
                                                  ------------------------------
                                                  Warren Y. Jobe, Director




                                                   /s/ Martha R. Seger
                                                  ------------------------------
                                                  Martha R. Seger, Director